UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2012

BLUFOREST INC.
Exact name of registrant as specified in its charter

Nevada	000-53614	26-2294927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ave. Republica del Salvador y Shyris Edificio Onix piso 10-C Quito Ecuador
(Address of principal executive offices)	(Zip Code)

593-937-62435
Registrant’s telephone number, including area code

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On September 30, 2012 the Board of Directors of BluForest Inc. a corporation organized under the laws of the State of Nevada (the “Company”) and the controlling shareholder of the Company, Global Environmental Investments Ltd. (“G.E.I.L.”), approved the surrender for cancellation of 23 Million shares owned by G.E.I.L.

The shares were surrendered voluntarily by G.E.I.L.  and no consideration was provided by the Company.  Effective upon the cancellation of the shares surrendered by G.E.I.L., the Total Issued and Outstanding Shares will be 104,193,166.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUFOREST INC.

Dated: October 4, 2012	By:	/s/ Charles Miller
	Name:	Charles Miller
`	Title:	Chief Executive Officer/ Chief Financial Officer